EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 17, 2015 (this “Amendment”), is entered into among FLOWSERVE CORPORATION, a New York corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 20, 2012 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Charges for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary losses or extraordinary non-cash charges for such period, (v) the amount of premium payments paid by the Borrower or its Subsidiaries, and charges in respect of unamortized fees and expenses, in each case associated with the repayment of Indebtedness, (vi) charges in respect of unamortized fees and expenses associated with the prepayment of loans and termination of commitments under the Existing Credit Agreement, (vii) the amount of post-retirement health benefits accrued in such period less the amount of post-retirement health benefits paid in such period, in an amount of up to $5,000,000, (viii) expenses relating to stock-based compensation plans resulting from the application of Financial Accounting Standards Board Statement No. 123R and (ix) Cash Restructuring Expenses during such period not to exceed the Cash Restructuring Limit (provided that such Cash Restructuring Expenses are reasonably identified and set forth in the Compliance Certificate) and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP.

(b)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

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EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

“Cash Restructuring Expenses” means restructuring and/or realignment expenses as disclosed in the Borrower’s realignment footnote(s) published within its financial statements and filed with the SEC.

“Cash Restructuring Limit” means, with respect to any four fiscal quarter period, $150,000,000; provided that (i) to the extent Cash Restructuring Expenses added back in the calculation of Consolidated EBITDA for any four fiscal quarter period are less than $150,000,000, such unused amount (not to exceed $75,000,000) may be carried forward to increase the Cash Restructuring Limit in the following four fiscal quarter period and (ii) the aggregate amount of all Cash Restructuring Expenses added back in the calculation of Consolidated EBITDA may not exceed $450,000,000 during the term of this Agreement.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon (i) receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders and (ii) Borrower’s payment of all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

3.    Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

4.    Authority/Enforceability. The Borrower represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(c)    No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery or performance by, or enforcement against, the Borrower, except for such as have been made or obtained and are in full force and effect.

(d)    The execution and delivery of this Amendment does not (i) violate the terms of its Organization Documents or (ii) violate any Law.

5.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of the date hereof, except to the extent that such representations and warranties specifically refer

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EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of such earlier date, and (b) no Default exists.

6.    Counterparts/Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.

7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

10.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.    FATCA Certification. For purposes of determining withholding Taxes imposed under FATCA, from and after the date hereof, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations under the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

12.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:            FLOWSERVE CORPORATION,
a New York corporation

By: /s/ John E. Roueche III
Name: John E. Roueche III
Title: Vice President – Investor Relations and Treasurer

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Darleen R DiGrazia
Name: Darleen R DiGrazia
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Christopher Wozniak
Name: Christopher Wozniak
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer
By:/s/ Maria Riaz
Name: Maria Riaz
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer
By: /s/ Reginald M. Goldsmith, III
Name: Reginald M. Goldsmith, III
Title: Managing Director

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,     as a Lender and L/C Issuer

By: /s/ Gordon Yip
Name: GORDON YIP
Title: DIRECTOR

By: /s/ Kaye Ea
Name: KAYE EA
Title: MANAGING DIRECTOR

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS,
as a Lender and L/C Issuer
By: /s/ Todd Rogers
Name: Todd Rogers
Title: Director

By: /s/ Thuy Bui
Name: Thuy Bui
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender
By: /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.,
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK (USA),
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Senior Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK,
as a Lender
By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ James Weinstein
Name: James Weinstein
Title: Managing Director

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

LLOYDS BANK PLC,
as a Lender
By: /s/ Deven Popat
Name: Deven Popat
Title: Senior Vice President

By: /s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Christian S. Brown
Name: Christian S. Brown
Title: Managing Director

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender
By: /s/ Allen K. King
Name: Allen K. King
Title: Senior Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Robert L Nelson
Name: Robert L. Nelson
Title: SVP

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By: /s/ Jyothi Narayanan
Name: Jyothi Narayanan
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK,
as a Lender
By: /s/ Michael H. Keith
Name: Michael H. Keith
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender
By: /s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender
By: /s/ Brian B. Myers
Name: Brian B. Myers
Title: SVP Corporate Banking Manager

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 10.4
FLOWSERVE CORPORATION
AMENDMENT TO CREDIT AGREEMENT

FIRST HAWAIIAN BANK,
as a Lender
By: /s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

FLOWSERVE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT